SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2020

J.B. HUNT TRANSPORT SERVICES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Arkansas	0-11757	71-0335111
(State or other Jurisdiction of	Commission File Number	(IRS Employer
Incorporation or Organization		Identification No.)

615 J.B. Hunt Corporate Drive
Lowell, Arkansas	72745	(479) 820-0000
(Address of Principal Executive Offices)	(Zip Code)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	JBHT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

ITEM 7.01   REGULATION FD DISCLOSURE

On March 23, 2020, we issued a news release announcing we would provide a one-time bonus of $500 for employee drivers and certain personnel at field operations and customer facilities supporting the drivers who have kept the country’s freight moving during the COVID-19 pandemic. Accordingly, we will incur a $12.3 million pre-tax charge in the first quarter 2020 in salaries, wages and employee benefits related to these bonuses. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

In addition, during the first quarter 2020, we will record an $8.2 million pre-tax accrual related to our adjusted calculation of the revenue divisions owed to BNSF Railway Company for 2019 under the final award in our arbitration with BNSF, which is recorded in rents and purchased transportation expense.

Also, in the first quarter 2020, we expect to record $3.4 million of additional stock compensation expense in salaries, wages and employee benefits, related to the acceleration of equity award vesting for two executive vice presidents due to their retirements.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

99.1	News release dated March 23, 2020, issued by J.B. Hunt Transport Services, Inc.

104	Cover Page Interactive Data File(embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the 26th day of March 2020.

J.B. HUNT TRANSPORT SERVICES, INC.

BY:	/s/ John N. Roberts, III

John N. Roberts, III
President and Chief Executive Officer
(Principal Executive Officer)

BY:	/s/ John Kuhlow

John Kuhlow
Senior Vice President, Controller, Chief
Accounting Officer, and Interim Chief
Financial Officer
(Principal Financial Officer)